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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 1999

                              Allied Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


           Georgia                     0-22276                 58-0360550
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


160 Clairemont Avenue, Suite 510, Decatur, Georgia                30030
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(Address of principal executive offices)                       (Zip Code)

                                  404/370-1100
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(Registrant's telephone number, including area code)

                                 Not applicable
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Former name or former address, if changed since last report)


                The Total Number of Pages in this Document is 7.





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ITEM 5.  Other Events

         On November 30, 1999, Allied Holdings, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 in connection with the reorganization of certain aspects of management of the Company.








































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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibits.

                  99.1     Press release dated November 30, 1999.
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALLIED HOLDINGS, INC.



November 30, 1999                    /s/  Daniel H. Popky
                                     -------------------------------------------
                                     Daniel H. Popky, Senior Vice President and
                                     Chief Financial Officer


































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                                INDEX TO EXHIBITS


Exhibit Number      Description                                         Page
--------------      -----------                                         ----

99.1                Press Release dated November 30, 1999                6


































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